UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2007 enherent Corp.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-23315 (Commission File Number)	13-3914972 (I.R.S. Employer Identification No.)
845 Third Avenue
New York, NY 10022
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (646) 290-5101
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On January 12, 2007, enherent Corp. sent a letter to all shareholders who were shareholders of record on January 3, 2007 relating to enherent’s current business plans. A copy of the letter to shareholders is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.
     Effective January 10, 2007, enherent Corp. changed its Internet domain name to: www.enherentcorp.com.

Item 9.01.	Financial Statements and Exhibits.

99.1	Letter to Shareholders of enherent Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

enherent Corp.

Date: January 12, 2007	By:	/s/ Pamela Fredette
Pamela Fredette, President and
Chief Executive Officer